UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2018

Date of reporting period:	August 1, 2017 — January 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Research Fund

Semiannual report
1 | 31 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
PNRAX

Putnam
Research
Fund

Semiannual report
1 | 31 | 18

Consider these risks before investing: Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

March 8, 2018

Dear Fellow Shareholder:

After an extended period of record advances and low volatility, the U.S. stock market has encountered some challenges. Following several turbulent days, the S&P 500 Index entered correction territory on February 8, 2018, closing more than 10% below its January 2018 peak. Global stock and bond markets have also struggled as concerns grow about rising inflation and interest rates.

While declines like this can be unsettling, seasoned investors recognize that they are natural and ultimately can restore balance in the financial markets. In this changing environment, Putnam’s experienced investment professionals continue to monitor risks and seek opportunities. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors in all types of markets.

As always, we believe investors should maintain a well-diversified portfolio, think about long-term goals, and speak regularly with their financial advisors. You can learn more about how your fund performed, and your fund manager’s outlook for the coming months, in the following report.

Thank you for investing with Putnam.

Featuring the careful stock picks of Putnam’s large-cap equity research analysts, Putnam Research Fund offers investors our best-ideas portfolio that can include both growth- and value-style stocks.

Actively managed by an experienced team

Putnam Research Fund represents the best ideas and stock recommendations from a talented team of senior Putnam analysts. Each sector component is actively managed, which means investments are consistently monitored and adjusted as business fundamentals, market conditions, or opportunities change.

2 Research Fund

New ways of thinking are at the heart of Putnam’s proprietary research

Putnam Research Fund is a broadly diversified U.S. stock fund. We believe it stands out from the crowd by virtue of our analysts’ fundamental research insights into the most powerful factors that can drive companies’ earnings growth. What’s more, we seek to anticipate the market’s missteps and consistently identify points where we can take a different perspective from the market consensus.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/18. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 13.

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Sam is Co-Director of Equity Research. He has an M.B.A. from the Sloan School of Management, Massachusetts Institute of Technology, and a B.A. from the University of Pennsylvania. Sam joined Putnam in 2014 and has been in the investment industry since 2002.

In addition to Sam, your fund’s managers are Aaron M. Cooper, CFA; Jacquelyne J. Cavanaugh; Neil P. Desai; Kathryn B. Lakin; and Walter D. Scully, CPA.

Sam, please describe the investing environment for the six-month reporting period ended January 31, 2018.

Overall, it was a strong six-month period for U.S. and global stocks. Investors shrugged off geopolitical and economic risks, while healthy corporate earnings, strong economic data, and the technology sector propelled markets higher. Investor optimism that the Trump administration would implement tax reforms, infrastructure spending, and business deregulation also boosted stocks. Congress passed a $1.4 trillion tax reform bill in the final week of 2017.

In terms of monetary policies, the Federal Reserve gradually stepped up the pace of tightening by raising interest rates and shrinking its balance sheet in 2017. The U.S. economy, the world’s largest, expanded a modest 2.6% in the fourth quarter after posting growth of 3.2% in the third quarter. The unemployment rate held steady at 4.1% and the economy continued to add jobs in January 2018. More significantly, wages rose at the fastest annual rate since 2009, a new signal that American workers are beginning to enjoy pay raises.

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Allocations are shown as a percentage of the fund’s net assets as of 1/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 1/31/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

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How did the fund perform during the reporting period?

The fund underperformed its benchmark, the S&P 500 Index, for the six-month reporting period. The fund returned 14.50% compared with 15.43% for the S&P 500 Index.

What stocks contributed to performance?

Our underweight position in General Electric [GE] helped performance for the period. The industrial conglomerate underperformed the broader market because of lower earnings growth and concerns over cash flow. In November, the company cut its dividend, announced a restructuring plan, and provided a downbeat profit outlook for 2018. GE’s pension shortfall has also been a problem for the stock. The company plans to fund its principal pension plan through 2020, and some of the contributions in 2018 will be funded with debt.

Caterpillar, a machinery manufacturing company, is expected to expand its industrial capital expenditure program, partly because of aging industrial infrastructure in the United States. Caterpillar’s fourth-quarter earnings beat estimates, and the company’s 2018 guidance for earnings growth also exceeded analysts’ expectations. We believe the company could benefit from the tax overhaul and stronger economic growth prospects.

What stocks detracted?

Assured Guaranty, a bond insurer, was the top detractor. The company, which offers insurance that protects holders of debt and other monetary obligations from defaults, had insured bonds for Puerto Rico. The company is expected to incur financial losses resulting from Puerto Rico’s bankruptcy in 2017, as it has defaulted on more than $70 billion of debt. Investors were also concerned about the devastating impact of Hurricane Maria and other hurricanes on Assured’s stock price. The stock was an out-of-benchmark holding.

Some of the other top detractors for the period were Kraft Heinz and Jazz Pharmaceutical. Kraft Heinz stock has declined due to strong market competition and lower sales. Regarding Jazz Pharmaceuticals, investors were concerned about Xyrem, the company’s narcolepsy drug, which has had patent challenges as well as lower-than-expected sales.

What is your outlook for the next six months?

We believe the U.S. economy, along with the world economy, is on stronger footing. We believe there will be synchronized growth across most regions of the world in 2018, along with healthy corporate earnings. The broad-based U.S. tax reform legislation is also expected to improve growth prospects and lower corporate taxes, creating a tailwind for many stocks.

The market strength will likely broaden across sectors, with industrial and energy stocks potential areas of remaining value. In our view, the tax reform law will likely accelerate capital spending among industrial companies; and we believe reinvestments by companies in this sector will lead to higher dividends, wages, and, ultimately, to higher consumer spending.

However, we are mindful of risks in the financial markets, including inflationary pressure and higher interest rates. We think it is likely that the Fed will raise interest rates at least three times this year, and will continue to slowly unwind its post-crisis stimulus program. We believe some banks, financial companies, and e-brokerages may be well positioned in a rising-rate environment.

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Thank you, Sam, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Research Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2018, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	9.00%	157.04%	9.90%	105.12%	15.45%	45.08%	13.21%	26.39%	14.50%
After sales charge	8.71	142.26	9.25	93.32	14.09	36.74	10.99	19.13	7.92
Class B (6/15/98)
Before CDSC	8.68	141.88	9.23	97.62	14.59	41.87	12.37	25.50	14.08
After CDSC	8.68	141.88	9.23	95.62	14.36	38.87	11.57	20.50	9.08
Class C (2/1/99)
Before CDSC	8.19	138.45	9.08	97.67	14.60	41.89	12.37	25.51	14.09
After CDSC	8.19	138.45	9.08	97.67	14.60	41.89	12.37	24.51	13.09
Class M (6/15/98)
Before sales charge	8.46	144.47	9.35	100.19	14.89	42.95	12.65	25.82	14.24
After sales charge	8.29	135.91	8.96	93.18	14.08	37.94	11.32	21.42	10.24
Class R (1/21/03)
Net asset value	8.73	150.74	9.63	102.68	15.18	44.02	12.93	26.10	14.40
Class R6 (6/29/15)
Net asset value	9.24	164.54	10.22	108.63	15.84	46.76	13.64	26.97	14.77
Class Y (4/4/00)
Net asset value	9.22	163.49	10.17	107.81	15.75	46.18	13.49	26.77	14.68

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

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Comparative index returns For periods ended 1/31/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
S&P 500 Index	9.39%	154.22%	9.78%	109.22%	15.91%	50.73%	14.66%	26.41%	15.43%
Lipper Large-Cap
Core Funds	8.69	132.56	8.75	96.12	14.37	44.37	12.98	24.95	14.70
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 1/31/18, there were 842, 805, 698, 636, 476, and 103 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/18

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR6	Class Y
Number	1		1	1	1		1	1	1
Income	—		—	—	—		—	—	—
Capital gains
Long-term gains	$0.520		$0.520	$0.520	$0.520		$0.520	$0.520	$0.520
Short-term gains	—		—	—	—		—	—	—
Total	$0.520		$0.520	$0.520	$0.520		$0.520	$0.520	$0.520
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
7/31/17	$31.03	$32.92	$29.03	$29.02	$29.77	$30.85	$30.70	$31.34	$31.26
1/31/18	34.97	37.10	32.56	32.55	33.45	34.66	34.56	35.41	35.29

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

10 Research Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (10/2/95)
Before sales charge	8.77%	126.77%	8.53%	103.35%	15.25%	33.54%	10.12%	23.19%	10.63%
After sales charge	8.48	113.73	7.89	91.66	13.90	25.87	7.97	16.11	4.27
Class B (6/15/98)
Before CDSC	8.44	113.41	7.87	95.89	14.39	30.56	9.30	22.31	10.19
After CDSC	8.44	113.41	7.87	93.89	14.16	27.56	8.45	17.31	5.19
Class C (2/1/99)
Before CDSC	7.95	110.30	7.72	95.86	14.39	30.54	9.29	22.28	10.19
After CDSC	7.95	110.30	7.72	95.86	14.39	30.54	9.29	21.28	9.19
Class M (6/15/98)
Before sales charge	8.22	115.74	7.99	98.26	14.67	31.53	9.57	22.63	10.35
After sales charge	8.05	108.19	7.61	91.32	13.86	26.93	8.27	18.33	6.49
Class R (1/21/03)
Net asset value	8.50	121.14	8.26	100.74	14.95	32.54	9.84	22.89	10.47
Class R6 (6/29/15)
Net asset value	9.00	133.39	8.84	106.68	15.63	35.05	10.53	23.75	10.85
Class Y (4/4/00)
Net asset value	8.98	132.49	8.80	105.89	15.54	34.53	10.39	23.53	10.74

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 7/31/17	1.15%	1.90%	1.90%	1.65%	1.40%	0.72%	0.90%
Annualized expense ratio for the
six-month period ended 1/31/18	1.10%	1.85%	1.85%	1.60%	1.35%	0.69%	0.85%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 8/1/17 to 1/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.95	$9.98	$9.98	$8.64	$7.30	$3.74	$4.60
Ending value (after expenses)	$1,145.00	$1,140.80	$1,140.90	$1,142.40	$1,144.00	$1,147.70	$1,146.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 1/31/18, use the following calculation method. To find the value of your investment on 8/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$5.60	$9.40	$9.40	$8.13	$6.87	$3.52	$4.33
Ending value (after expenses)	$1,019.66	$1,015.88	$1,015.88	$1,017.14	$1,018.40	$1,021.73	$1,020.92

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. Effective March 1, 2018, they are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2018, Putnam employees had approximately $537,000,000 and the Trustees had approximately $83,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

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Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Research Fund 15

The fund’s portfolio 1/31/18 (Unaudited)

COMMON STOCKS (96.4%)*	Shares	Value
Aerospace and defense (2.6%)
Boeing Co. (The)	8,967	$3,177,636
L3 Technologies, Inc.	9,106	1,934,661
Raytheon Co.	14,948	3,123,235
		8,235,532
Banks (5.8%)
Bank of America Corp.	238,916	7,645,312
Citigroup, Inc.	57,898	4,543,835
JPMorgan Chase & Co.	33,951	3,927,112
SunTrust Banks, Inc.	35,668	2,521,728
		18,637,987
Beverages (2.4%)
Constellation Brands, Inc. Class A	2,649	581,376
Dr. Pepper Snapple Group, Inc.	12,564	1,499,513
Molson Coors Brewing Co. Class B	21,613	1,815,924
PepsiCo, Inc.	30,888	3,715,826
		7,612,639
Biotechnology (3.2%)
AbbVie, Inc.	11,438	1,283,572
Amgen, Inc.	12,660	2,355,393
Biogen, Inc. †	4,658	1,620,099
Calyxt, Inc. † S	9,082	236,586
Gilead Sciences, Inc.	28,647	2,400,619
Vertex Pharmaceuticals, Inc. †	14,476	2,415,610
		10,311,879
Building products (0.5%)
Fortune Brands Home & Security, Inc.	22,840	1,620,041
		1,620,041
Capital markets (5.1%)
BlackRock, Inc.	5,214	2,929,225
E*Trade Financial Corp. †	61,180	3,224,186
Goldman Sachs Group, Inc. (The)	13,350	3,576,332
Intercontinental Exchange, Inc.	20,403	1,506,558
Invesco, Ltd.	41,336	1,493,470
Investment Technology Group, Inc.	56,197	1,200,368
KKR & Co. LP	98,718	2,377,129
		16,307,268
Chemicals (3.1%)
Albemarle Corp.	6,278	700,562
Axalta Coating Systems, Ltd. †	9,138	287,847
Braskem SA ADR (Brazil)	6,887	214,323
CF Industries Holdings, Inc.	29,552	1,254,187
DowDuPont, Inc.	46,139	3,487,186
Sherwin-Williams Co. (The)	5,388	2,247,389
Tronox, Ltd. Class A	7,798	153,075
W. R. Grace & Co.	20,576	1,518,920
		9,863,489

16 Research Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
Commercial services and supplies (0.4%)
Waste Connections, Inc.	19,827	$1,423,975
		1,423,975
Consumer finance (—%)
Oportun Financial Corp. (acquired 6/23/15, cost $133,158) (Private) † ∆∆ F	46,722	112,801
		112,801
Diversified telecommunication services (1.4%)
AT&T, Inc.	64,011	2,397,212
Verizon Communications, Inc.	36,727	1,985,829
		4,383,041
Electric utilities (1.7%)
American Electric Power Co., Inc.	17,560	1,207,777
Edison International	3,866	241,741
Exelon Corp.	29,410	1,132,579
NextEra Energy, Inc.	10,059	1,593,547
PG&E Corp.	5,772	244,906
Southern Co. (The)	11,082	499,909
Xcel Energy, Inc.	11,590	528,968
		5,449,427
Electrical equipment (1.1%)
Emerson Electric Co.	33,325	2,407,065
Rockwell Automation, Inc.	6,175	1,218,266
		3,625,331
Electronic equipment, instruments, and components (1.2%)
Orbotech, Ltd. (Israel) †	51,025	2,717,592
Universal Display Corp.	6,361	1,013,943
		3,731,535
Energy equipment and services (0.1%)
Select Energy Services, Inc. Class A †	17,347	310,858
		310,858
Equity real estate investment trusts (REITs) (1.1%)
American Tower Corp. R	16,505	2,437,789
Gaming and Leisure Properties, Inc. R	27,154	989,492
		3,427,281
Food and staples retail (1.9%)
Costco Wholesale Corp.	10,125	1,973,059
CVS Health Corp.	8,214	646,360
Kroger Co. (The)	51,251	1,555,980
Walmart, Inc.	15,808	1,685,133
Walgreens Boots Alliance, Inc.	5,282	397,523
		6,258,055
Food products (2.3%)
Kraft Heinz Co. (The)	36,117	2,831,212
McCormick & Co., Inc. (non-voting shares)	19,247	2,093,496
Mondelez International, Inc. Class A	16,191	718,880
Pinnacle Foods, Inc.	26,939	1,668,602
		7,312,190
Health-care equipment and supplies (4.1%)
Baxter International, Inc.	18,129	1,305,832
Becton Dickinson and Co.	14,085	3,421,810

Research Fund 17

COMMON STOCKS (96.4%)* cont.	Shares	Value
Health-care equipment and supplies cont.
Boston Scientific Corp. †	76,621	$2,142,323
Danaher Corp.	30,463	3,085,293
Dentsply Sirona, Inc.	30,738	1,869,178
Intuitive Surgical, Inc. †	3,153	1,361,056
		13,185,492
Health-care providers and services (1.8%)
HCA Healthcare, Inc. †	5,344	540,599
McKesson Corp.	1,184	199,954
UnitedHealth Group, Inc.	21,913	5,188,560
		5,929,113
Hotels, restaurants, and leisure (2.0%)
Chipotle Mexican Grill, Inc. †	3,697	1,200,638
Hilton Worldwide Holdings, Inc.	20,292	1,738,010
Restaurant Brands International, Inc. (Canada)	14,022	846,789
Wynn Resorts, Ltd.	8,713	1,442,786
Yum China Holdings, Inc. (China)	27,657	1,283,008
		6,511,231
Household products (0.8%)
Church & Dwight Co., Inc.	26,329	1,286,172
Kimberly-Clark Corp.	11,142	1,303,614
		2,589,786
Independent power and renewable electricity producers (0.2%)
NRG Energy, Inc.	21,943	570,737
		570,737
Industrial conglomerates (1.6%)
Honeywell International, Inc.	20,012	3,195,316
Roper Technologies, Inc.	7,307	2,050,271
		5,245,587
Insurance (3.4%)
American International Group, Inc.	48,566	3,104,339
Assured Guaranty, Ltd.	59,810	2,128,638
Chubb, Ltd.	15,291	2,387,690
Prudential PLC (United Kingdom)	125,777	3,403,819
		11,024,486
Internet and direct marketing retail (3.9%)
Amazon.com, Inc. †	5,987	8,686,478
Priceline Group, Inc. (The) †	1,950	3,728,498
		12,414,976
Internet software and services (6.6%)
Alibaba Group Holding, Ltd. ADR (China) † S	9,683	1,978,140
Alphabet, Inc. Class A †	8,225	9,723,760
Delivery Hero Holding GmbH (Germany) †	5,802	248,952
Facebook, Inc. Class A †	31,738	5,931,515
GoDaddy, Inc. Class A †	13,996	772,999
Instructure, Inc. †	17,130	614,967
Sogou, Inc. ADR (China) † S	28,676	294,789
Tencent Holdings, Ltd. (China)	29,000	1,718,650
		21,283,772

18 Research Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
IT Services (3.2%)
DXC Technology Co.	21,141	$2,104,587
Fidelity National Information Services, Inc.	10,989	1,124,834
Mastercard, Inc. Class A	11,610	1,962,090
PayPal Holdings, Inc. †	11,724	1,000,292
Total System Services, Inc.	6,790	603,359
Visa, Inc. Class A	29,104	3,615,590
		10,410,752
Life sciences tools and services (0.2%)
Agilent Technologies, Inc.	9,713	713,226
		713,226
Machinery (3.0%)
Caterpillar, Inc.	18,461	3,005,082
Dover Corp.	15,382	1,633,722
Fortive Corp.	25,369	1,928,551
KION Group AG (Germany)	14,638	1,343,408
Komatsu, Ltd. (Japan)	36,500	1,415,934
Titan International, Inc.	22,220	295,748
		9,622,445
Media (2.2%)
Charter Communications, Inc. Class A †	6,744	2,544,174
Comcast Corp. Class A	54,912	2,335,407
DISH Network Corp. Class A †	12,740	597,506
Live Nation Entertainment, Inc. †	24,214	1,091,083
Walt Disney Co. (The)	5,144	558,998
		7,127,168
Metals and mining (0.7%)
Alcoa Corp. †	23,945	1,245,619
Iluka Resources, Ltd. (Australia)	106,113	865,319
		2,110,938
Multi-utilities (0.5%)
Ameren Corp.	8,593	486,622
Dominion Energy, Inc.	13,332	1,019,098
		1,505,720
Oil, gas, and consumable fuels (5.9%)
Anadarko Petroleum Corp.	17,906	1,075,255
Cairn Energy PLC (United Kingdom) †	184,706	542,343
Cenovus Energy, Inc. (Canada)	95,095	906,882
ConocoPhillips	35,896	2,111,044
EnCana Corp. (Canada)	36,146	446,976
Eni SpA (Italy)	47,550	855,191
EOG Resources, Inc.	10,074	1,158,510
EQT Corp.	9,054	491,542
Exxon Mobil Corp.	38,460	3,357,558
Kinder Morgan, Inc.	66,419	1,194,214
Marathon Oil Corp.	26,955	490,311
Noble Energy, Inc.	26,641	813,083
ONEOK, Inc.	3,351	197,240
Pioneer Natural Resources Co.	7,613	1,392,494
Seven Generations Energy, Ltd. Class A (Canada) †	47,715	665,295

Research Fund 19

COMMON STOCKS (96.4%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
Suncor Energy, Inc. (Canada)	36,561	$1,324,519
Total SA (France)	31,553	1,826,908
Williams Cos., Inc. (The)	7,900	247,981
		19,097,346
Pharmaceuticals (3.7%)
Bristol-Myers Squibb Co.	25,605	1,602,873
Eli Lilly & Co.	5,764	469,478
Jazz Pharmaceuticals PLC †	13,260	1,932,512
Johnson & Johnson	23,085	3,190,116
Merck & Co., Inc.	46,940	2,781,195
Pfizer, Inc.	50,824	1,882,521
		11,858,695
Road and rail (0.6%)
Norfolk Southern Corp.	12,917	1,948,917
		1,948,917
Semiconductors and semiconductor equipment (3.3%)
Broadcom, Ltd.	8,823	2,188,369
NXP Semiconductor NV †	33,978	4,088,233
Qorvo, Inc. †	27,018	1,939,082
Texas Instruments, Inc.	21,212	2,326,320
		10,542,004
Software (7.3%)
Activision Blizzard, Inc.	23,009	1,705,657
Adobe Systems, Inc. †	9,601	1,917,896
Everbridge, Inc. †	24,557	792,700
Micro Focus International PLC ADR (United Kingdom) †	36,817	1,113,346
Microsoft Corp.	112,509	10,689,473
NCSOFT Corp. (South Korea)	6,198	2,565,450
Oracle Corp.	27,985	1,443,746
PearlAbyss Corp. (South Korea) †	2,621	616,562
RealPage, Inc. †	39,089	1,944,678
salesforce. com, Inc. †	8,821	1,004,800
		23,794,308
Specialty retail (3.0%)
Advance Auto Parts, Inc.	5,194	607,646
Burlington Stores, Inc. †	3,979	484,284
Home Depot, Inc. (The)	26,250	5,273,625
L Brands, Inc. S	15,155	759,114
O’Reilly Automotive, Inc. †	4,168	1,103,228
TJX Cos., Inc. (The)	18,442	1,481,261
		9,709,158
Technology hardware, storage, and peripherals (3.2%)
Apple, Inc.	61,149	10,238,177
		10,238,177
Textiles, apparel, and luxury goods (0.6%)
Hanesbrands, Inc. S	42,207	916,736
NIKE, Inc. Class B	12,721	867,827
		1,784,563

20 Research Fund

COMMON STOCKS (96.4%)* cont.	Shares	Value
Tobacco (0.7%)
Altria Group, Inc.	18,151	$1,276,741
Philip Morris International, Inc.	10,266	1,100,823
		2,377,564
Total common stocks (cost $251,500,362)		$310,219,490

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$365) (Private) † ∆∆ F	128	$309
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$6,955) (Private) † ∆∆ F	2,208	5,892
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$16,334) (Private) † ∆∆ F	3,209	13,837
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$23,689) (Private) † ∆∆ F	4,654	20,067
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$13,286) (Private) † ∆∆ F	2,420	11,255
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$40,105) (Private) † ∆∆ F	5,222	33,974
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$112,481) (Private) † ∆∆ F	39,467	95,286
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$142,232) (Private) † ∆∆ F	49,906	120,489
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$206,805) (Private) † ∆∆ F	72,632	175,188
Total convertible preferred stocks (cost $562,252)		$476,297

PURCHASED OPTIONS	Expiration
OUTSTANDING (—%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Credit Suisse International
General Electric Co. (Call)	Jun-18/$22.00	$3,037,405	$187,842	$15,159
UBS AG
General Electric Co. (Call)	Jun-18/21.00	3,169,369	196,003	23,672
Total purchased options outstanding (cost $122,504)				$38,831

	Principal amount/
SHORT-TERM INVESTMENTS (4.8%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.57% [d]	Shares	3,723,425	$3,723,425
Putnam Short Term Investment Fund 1.45% L	Shares	11,243,056	11,243,056
U.S. Treasury Bills 1.150%, 2/15/18 ∆		$112,000	111,948
U.S. Treasury Bills 1.320%, 3/15/18 # ∆		21,000	20,968
U.S. Treasury Bills 1.424%, 4/5/18 ∆		131,000	130,695
U.S. Treasury Bills 1.434%, 4/19/18 # ∆		368,000	366,908
Total short-term investments (cost $15,596,970)			$15,597,000

TOTAL INVESTMENTS
Total investments (cost $267,782,088)	$326,331,618

Research Fund 21

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2017 through January 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $321,847,127.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $589,098, or 0.2% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $125,637 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $495,862 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $524,586 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 1/31/18 (aggregate face value $20,295,567) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	British Pound	Sell	3/21/18	$3,904,907	$3,720,133	$(184,774)
	Canadian Dollar	Sell	4/18/18	1,077,796	1,052,195	(25,601)
Barclays Bank PLC
	British Pound	Buy	3/21/18	232,144	221,141	11,003
	Canadian Dollar	Sell	4/18/18	364,799	358,962	(5,837)
Citibank, N.A.
	Euro	Sell	3/21/18	5,536,356	5,331,021	(205,335)
Goldman Sachs International
	British Pound	Buy	3/21/18	983,908	937,074	46,834
	Japanese Yen	Sell	2/22/18	1,473,778	1,414,792	(58,986)

22 Research Fund

FORWARD CURRENCY CONTRACTS at 1/31/18 (aggregate face value $20,295,567) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/18/18	$2,224,922	$2,189,304	$(35,618)
	Euro	Buy	3/21/18	811,013	778,241	32,772
State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/18/18	817,074	803,988	(13,086)
	Israeli Shekel	Sell	4/18/18	2,657,201	2,653,015	(4,186)
UBS AG
	Australian Dollar	Sell	4/18/18	860,612	835,701	(24,911)
Unrealized appreciation						90,609
Unrealized (depreciation)						(558,334)
Total						$(467,725)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 1/31/18 (Unaudited)
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	12	$1,694,286	$1,695,480	Mar-18	$(9,594)
Unrealized appreciation					—
Unrealized (depreciation)					(9,594)
Total					$(9,594)

WRITTEN OPTIONS OUTSTANDING at 1/31/18 (premiums $51,778) (Unaudited)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Credit Suisse International
General Electric Co. (Call)	Jun-18/$24.00	$3,037,405	$187,842	$8,601
UBS AG
General Electric Co. (Call)	Jun-18/22.00	3,169,369	196,003	15,818
Total				$24,419

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 1/31/18 (Unaudited)
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$6,169,108	$6,178,015	$—	12/15/20	1 month USD-	Russell 2000 Total	$(6,726)
				LIBOR-BBA minus	Return Index—
				0.58%—Monthly	Monthly
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(6,726)
Total		$—		Total		$(6,726)

Research Fund 23

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer discretionary	$37,547,096	$—	$—
Consumer staples	26,150,234	—	—
Energy	19,408,204	—	—
Financials	45,969,741	—	112,801
Health care	41,998,405	—	—
Industrials	31,721,828	—	—
Information technology	80,000,548	—	—
Materials	11,974,427	—	—
Real estate	3,427,281	—	—
Telecommunication services	4,383,041	—	—
Utilities	7,525,884	—	—
Total common stocks	310,106,689	—	112,801

Convertible preferred stocks	—	—	476,297
Purchased options outstanding	—	38,831	—
Short-term investments	11,243,056	4,353,944	—
Totals by level	$321,349,745	$4,392,775	$589,098

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(467,725)	$—
Futures contracts	(9,594)	—	—
Written options outstanding	—	(24,419)	—
Total return swap contracts	—	(6,726)	—
Totals by level	$(9,594)	$(498,870)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

24 Research Fund

Statement of assets and liabilities 1/31/18 (Unaudited)

ASSETS
Investment in securities, at value, including $3,660,552 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $252,815,607)	$311,365,137
Affiliated issuers (identified cost $14,966,481) (Notes 1 and 5)	14,966,481
Foreign currency (cost $111) (Note 1)	112
Dividends, interest and other receivables	252,163
Receivable for shares of the fund sold	1,116,163
Receivable for investments sold	3,128,264
Receivable for variation margin on futures contracts (Note 1)	780
Unrealized appreciation on forward currency contracts (Note 1)	90,609
Prepaid assets	46,390
Total assets	330,966,099

LIABILITIES
Payable to custodian	666,904
Payable for investments purchased	2,383,340
Payable for shares of the fund repurchased	1,194,485
Payable for compensation of Manager (Note 2)	149,334
Payable for custodian fees (Note 2)	15,015
Payable for investor servicing fees (Note 2)	103,164
Payable for Trustee compensation and expenses (Note 2)	137,488
Payable for administrative services (Note 2)	563
Payable for distribution fees (Note 2)	82,234
Unrealized depreciation on OTC swap contracts (Note 1)	6,726
Unrealized depreciation on forward currency contracts (Note 1)	558,334
Written options outstanding, at value (premiums $51,778) (Note 1)	24,419
Collateral on securities loaned, at value (Note 1)	3,723,425
Other accrued expenses	73,541
Total liabilities	9,118,972

Net assets	$321,847,127

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$242,952,395
Undistributed net investment income (Note 1)	1,125,149
Accumulated net realized gain on investments and foreign currency transactions (Note 1)	19,676,460
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	58,093,123
Total — Representing net assets applicable to capital shares outstanding	$321,847,127

(Continued on next page)

Research Fund 25

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($264,254,589 divided by 7,555,938 shares)	$34.97
Offering price per class A share (100/94.25 of $34.97)*	$37.10
Net asset value and offering price per class B share ($7,971,660 divided by 244,808 shares)**	$32.56
Net asset value and offering price per class C share ($19,054,127 divided by 585,452 shares)**	$32.55
Net asset value and redemption price per class M share ($4,835,566 divided by 144,575 shares)	$33.45
Offering price per class M share (100/96.50 of $33.45)*	$34.66
Net asset value, offering price and redemption price per class R share
($1,127,210 divided by 32,620 shares)	$34.56
Net asset value, offering price and redemption price per class R6 share
($9,470,245 divided by 267,468 shares)	$35.41
Net asset value, offering price and redemption price per class Y share
($15,133,730 divided by 428,877 shares)	$35.29

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

26 Research Fund

Statement of operations Six months ended 1/31/18 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $21,345)	$2,230,776
Interest (including interest income of $34,999 from investments in affiliated issuers) (Note 5)	38,688
Securities lending (net of expenses) (Notes 1 and 5)	9,308
Total investment income	2,278,772

EXPENSES
Compensation of Manager (Note 2)	847,578
Investor servicing fees (Note 2)	320,310
Custodian fees (Note 2)	18,532
Trustee compensation and expenses (Note 2)	1,568
Distribution fees (Note 2)	465,390
Administrative services (Note 2)	5,379
Other	114,804
Total expenses	1,773,561
Expense reduction (Note 2)	(7,228)
Net expenses	1,766,333

Net investment income	512,439

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	21,341,562
Net realized loss on forward currency contracts (Note 1)	(636,522)
Net realized gain on foreign currency transactions (Note 1)	1,368
Net realized loss on swap contracts (Note 1)	(570,429)
Net realized gain on futures contracts (Note 1)	95,921
Net unrealized appreciation of securities in unaffiliated issuers during the period	20,566,443
Net unrealized appreciation of forward currency contracts during the period	170,093
Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(125)
Net unrealized depreciation of swap contracts during the period	(31,852)
Net unrealized depreciation of futures contracts during the period	(9,594)
Net unrealized appreciation of written options during the period	27,359
Net gain on investments	40,954,224

Net increase in net assets resulting from operations	$41,466,663

The accompanying notes are an integral part of these financial statements.

Research Fund 27

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/18*	Year ended 7/31/17
Operations
Net investment income	$512,439	$1,818,862
Net realized gain on investments
and foreign currency transactions	20,231,900	33,573,427
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	20,722,324	11,750,840
Net increase in net assets resulting from operations	41,466,663	47,143,129
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	—	(2,383,753)
Class B	—	(33,110)
Class C	—	(67,309)
Class M	—	(28,147)
Class R	—	(13,529)
Class R6	—	(109,990)
Class Y	—	(106,648)
From net realized long-term gain on investments
Class A	(3,929,292)	—
Class B	(131,081)	—
Class C	(296,577)	—
Class M	(75,355)	—
Class R	(25,967)	—
Class R6	(125,738)	—
Class Y	(217,211)	—
Increase in capital from settlement payments	25,091	—
Decrease from capital share transactions (Note 4)	(10,325,117)	(19,525,919)
Total increase in net assets	26,365,416	24,874,724

NET ASSETS
Beginning of period	295,481,711	270,606,987
End of period (including undistributed net investment
income of $1,125,149 and $612,710, respectively)	$321,847,127	$295,481,711

* Unaudited.

The accompanying notes are an integral part of these financial statements.

28 Research Fund

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Research Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	distributions	fees	ments	of period	value (%) [b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
January 31, 2018**	$31.03	.06	4.40	4.46	—	(.52)	(.52)	—	—[g]	$34.97	14.50*	$264,255	.56*	.19*	45*
July 31, 2017	26.50	.20	4.62[f]	4.82	(.29)	—	(.29)	—	—	31.03	18.34[f]	243,013	1.15	.71	98
July 31, 2016	26.65	.16	(.01)	.15	(.30)	—	(.30)	—	—	26.50	.60	226,745	1.12[e]	.66[e]	75
July 31, 2015	24.22	.15	2.53	2.68	(.25)	—	(.25)	—	—	26.65	11.10	242,828	1.09	.57	105
July 31, 2014	20.46	.19	3.73	3.92	(.16)	—	(.16)	—	—	24.22	19.22	224,634	1.14	.84	96
July 31, 2013	16.35	.17	4.13	4.30	(.19)	—	(.19)	—[d]	—	20.46	26.53	201,220	1.19	.95	96
Class B
January 31, 2018**	$29.03	(.05)	4.10	4.05	—	(.52)	(.52)	—	—[g]	$32.56	14.08*	$7,972	.94*	(.18)*	45*
July 31, 2017	24.82	(.01)	4.32[f]	4.31	(.10)	—	(.10)	—	—	29.03	17.41[f]	8,072	1.90	(.03)	98
July 31, 2016	24.97	(.02)	(.01)	(.03)	(.12)	—	(.12)	—	—	24.82	(.11)	8,989	1.87[e]	(.09)[e]	75
July 31, 2015	22.71	(.04)	2.37	2.33	(.07)	—	(.07)	—	—	24.97	10.25	10,102	1.84	(.18)	105
July 31, 2014	19.20	.02	3.50	3.52	(.01)	—	(.01)	—	—	22.71	18.33	9,558	1.89	.11	96
July 31, 2013	15.34	.04	3.88	3.92	(.06)	—	(.06)	—[d]	—	19.20	25.60	10,098	1.94	.22	96
Class C
January 31, 2018**	$29.02	(.06)	4.11	4.05	—	(.52)	(.52)	—	—[g]	$32.55	14.09*	$19,054	.94*	(.19)*	45*
July 31, 2017	24.82	(.01)	4.32[f]	4.31	(.11)	—	(.11)	—	—	29.02	17.43[f]	16,774	1.90	(.05)	98
July 31, 2016	24.98	(.02)	(.01)	(.03)	(.13)	—	(.13)	—	—	24.82	(.11)	15,494	1.87[e]	(.09)[e]	75
July 31, 2015	22.74	(.04)	2.37	2.33	(.09)	—	(.09)	—	—	24.98	10.24	16,667	1.84	(.18)	105
July 31, 2014	19.23	.02	3.51	3.53	(.02)	—	(.02)	—	—	22.74	18.38	13,974	1.89	.09	96
July 31, 2013	15.38	.03	3.89	3.92	(.07)	—	(.07)	—[d]	—	19.23	25.55	12,227	1.94	.20	96
Class M
January 31, 2018**	$29.77	(.02)	4.22	4.20	—	(.52)	(.52)	—	—[g]	$33.45	14.24*	$4,836	.81*	(.06)*	45*
July 31, 2017	25.43	.06	4.44[f]	4.50	(.16)	—	(.16)	—	—	29.77	17.76[f]	4,435	1.65	.22	98
July 31, 2016	25.60	.04	(.02)	.02	(.19)	—	(.19)	—	—	25.43	.12	4,864	1.62[e]	.16[e]	75
July 31, 2015	23.30	.02	2.42	2.44	(.14)	—	(.14)	—	—	25.60	10.50	5,332	1.59	.07	105
July 31, 2014	19.69	.08	3.59	3.67	(.06)	—	(.06)	—	—	23.30	18.67	4,281	1.64	.35	96
July 31, 2013	15.74	.08	3.97	4.05	(.10)	—	(.10)	—[d]	—	19.69	25.88	4,019	1.69	.46	96
Class R
January 31, 2018**	$30.70	.03	4.35	4.38	—	(.52)	(.52)	—	—[g]	$34.56	14.40*	$1,127	.68*	.09*	45*
July 31, 2017	26.21	.13	4.57[f]	4.70	(.21)	—	(.21)	—	—	30.70	18.02[f]	1,895	1.40	.45	98
July 31, 2016	26.41	.10	(.01)	.09	(.29)	—	(.29)	—	—	26.21	.38	1,724	1.37[e]	.43[e]	75
July 31, 2015	24.08	.06	2.54	2.60	(.27)	—	(.27)	—	—	26.41	10.81	2,344	1.34	.22	105
July 31, 2014	20.33	.13	3.72	3.85	(.10)	—	(.10)	—	—	24.08	18.97	245	1.39	.57	96
July 31, 2013	16.26	.12	4.10	4.22	(.15)	—	(.15)	—[d]	—	20.33	26.17	244	1.44	.69	96
Class R6
January 31, 2018**	$31.34	.13	4.46	4.59	—	(.52)	(.52)	—	—[g]	$35.41	14.77*	$9,470	.35*	.41*	45*
July 31, 2017	26.76	.32	4.66[f]	4.98	(.40)	—	(.40)	—	—	31.34	18.83[f]	$8,396.72		1.13	98
July 31, 2016	26.84	.25	—[d]	.25	(.33)	—	(.33)	—	—	26.76	.99	7,129	.72[e]	.99[e]	75
July 31, 2015†	26.31	.01	.52	.53	—	—	—	—	—	26.84	2.01*	10	.06*	.03*	105

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Research Fund	Research Fund 31

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS							RATIOS AND SUPPLEMENTAL DATA
														Ratio of net
	Net asset	Net	Net realized			From							Ratio of	investment
	value,	investment	and unrealized	Total from	From	net realized			Non-recurring	Net asset	Total return	Net assets,	expenses	income (loss)
	beginning	income	gain (loss) on	investment	net investment	gain on	Total	Redemption	reimburse-	value, end	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	(loss)[a]	investments	operations	income	investments	distributions	fees	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class Y
January 31, 2018**	$31.26	.10	4.45	4.55	—	(.52)	(.52)	—	—[g]	$35.29	14.68*	$15,134	.43*	.31*	45*
July 31, 2017	26.70	.26	4.65[f]	4.91	(.35)	—	(.35)	—	—	31.26	18.59[f]	12,897.90		.90	98
July 31, 2016	26.84	.24	(.02)	.22	(.36)	—	(.36)	—	—	26.70	.88	5,662	.87[e]	.96[e]	75
July 31, 2015	24.39	.21	2.55	2.76	(.31)	—	(.31)	—	—	26.84	11.36	19,960.84		.81	105
July 31, 2014	20.59	.25	3.76	4.01	(.21)	—	(.21)	—	—	24.39	19.57	13,281.89		1.09	96
July 31, 2013	16.45	.22	4.15	4.37	(.23)	—	(.23)	—[d]	—	20.59	26.87	11,778.94		1.17	96

* Not annualized.

** Unaudited.

† For the period June 29, 2015 (commencement of operations) to July 31, 2015.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects a non-recurring litigation payment received by the fund from Household International which amounted to the following amounts per share outstanding on May 8, 2017:

Per share
Class A	$0.49
Class B	0.46
Class C	0.46
Class M	0.47
Class R	0.48
Class R6	0.49
Class Y	0.49

This payment resulted in an increase to total returns of 1.87% for the year ended July 31, 2017.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

The accompanying notes are an integral part of these financial statements.

32 Research Fund	Research Fund 33

Notes to financial statements 1/31/18 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2017 through January 31, 2018.

Putnam Research Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large U.S. companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

34 Research Fund

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Research Fund 35

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

36 Research Fund

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case,

Research Fund 37

upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $471,763 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $495,862 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $3,723,425 and the value of securities loaned amounted to $3,660,552.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $267,562,132,

38 Research Fund

resulting in gross unrealized appreciation and depreciation of $63,807,143 and $5,546,121, respectively, or net unrealized appreciation of $58,261,022.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,
0.660%	of the next $5 billion,	0.490%	of the next $50 billion,
0.610%	of the next $10 billion,	0.480%	of the next $100 billion and
0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.279% of the fund’s average net assets.

Putnam Management has contractually agreed, through November 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Research Fund 39

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$269,426	Class R	1,858
Class B	8,473	Class R6	2,037
Class C	18,800	Class Y	14,794
Class M	4,922	Total	$320,310

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $294 under the expense offset arrangements and by $6,934 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $230, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$315,922
Class B	1.00%	1.00%	39,693
Class C	1.00%	1.00%	88,130
Class M	1.00%	0.75%	17,301
Class R	1.00%	0.50%	4,344
Total			$465,390

40 Research Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,302 and $82 from the sale of class A and class M shares, respectively, and received $1,144 and $13 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$135,608,524	$158,357,280
U.S. government securities (Long-term)	—	—
Total	$135,608,524	$158,357,280

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	169,309	$5,488,591	338,507	$9,550,758
Shares issued in connection with
reinvestment of distributions	116,105	3,773,407	83,568	2,279,747
	285,414	9,261,998	422,075	11,830,505
Shares repurchased	(561,052)	(18,325,921)	(1,146,140)	(32,318,346)
Net decrease	(275,638)	$(9,063,923)	(724,065)	$(20,487,841)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	2,621	$83,135	24,002	$627,107
Shares issued in connection with
reinvestment of distributions	4,286	129,878	1,281	32,846
	6,907	213,013	25,283	659,953
Shares repurchased	(40,120)	(1,215,532)	(109,496)	(2,902,173)
Net decrease	(33,213)	$(1,002,519)	(84,213)	$(2,242,220)

Research Fund 41

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	28,541	$879,599	87,002	$2,317,861
Shares issued in connection with
reinvestment of distributions	9,543	288,958	2,471	63,326
	38,084	1,168,557	89,473	2,381,187
Shares repurchased	(30,660)	(927,011)	(135,804)	(3,622,495)
Net increase (decrease)	7,424	$241,546	(46,331)	$(1,241,308)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	1,318	$40,926	2,615	$71,810
Shares issued in connection with
reinvestment of distributions	2,399	74,632	1,070	28,098
	3,717	115,558	3,685	99,908
Shares repurchased	(8,119)	(254,081)	(45,953)	(1,232,352)
Net decrease	(4,402)	$(138,523)	(42,268)	$(1,132,444)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	2,788	$89,523	14,908	$414,899
Shares issued in connection with
reinvestment of distributions	364	11,692	190	5,133
	3,152	101,215	15,098	420,032
Shares repurchased	(32,246)	(1,057,490)	(19,139)	(540,597)
Net decrease	(29,094)	$(956,275)	(4,041)	$(120,565)

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	40,108	$1,392,334	35,100	$1,009,543
Shares issued in connection with
reinvestment of distributions	3,824	125,738	4,003	109,990
	43,932	1,518,072	39,103	1,119,533
Shares repurchased	(44,335)	(1,450,137)	(37,656)	(1,086,933)
Net increase (decrease)	(403)	$67,935	1,447	$32,600

	SIX MONTHS ENDED 1/31/18		YEAR ENDED 7/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	76,221	$2,488,042	297,810	$8,438,716
Shares issued in connection with
reinvestment of distributions	6,086	199,508	3,557	97,591
	82,307	2,687,550	301,367	8,536,307
Shares repurchased	(65,952)	(2,160,908)	(100,940)	(2,870,448)
Net increase	16,355	$526,642	200,427	$5,665,859

At the close of the reporting period, Putnam Investments, LLC owned 397 class R6 shares of the fund (0.15% of class R6 shares outstanding), valued at $14,058.

42 Research Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/17	cost	proceeds	income	of 1/31/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$5,024,368	$42,504,127	$43,805,070	$47,849	$3,723,425
Putnam Short Term
Investment Fund**	4,374,403	48,331,600	41,462,947	34,999	11,243,056
Total Short-term
investments	$9,398,771	$90,835,727	$85,268,017	$82,848	$14,966,481

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$230,000
Written equity option contracts (contract amount)	$160,000
Futures contracts (number of contracts)	5
Forward currency contracts (contract amount)	$22,700,000
OTC total return swap contracts (notional)	$6,000,000
Warrants (number of warrants)	900

Research Fund 43

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$90,609	Payables	$558,334
			Payables, Net assets —
Equity contracts	Investments	38,831	Unrealized depreciation	40,739*
Total		$129,440		$599,073

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$—	$—	$(636,522)	$—	$(636,522)
Equity contracts	111	(65,128)	95,921	—	(570,429)	(539,525)
Total	$111	$(65,128)	$95,921	$(636,522)	$(570,429)	$(1,176,047)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Foreign exchange
contracts	$—	$—	$—	$170,093	$—	$170,093
Equity contracts	(2,983)	(56,314)	(9,594)	—	(31,852)	(100,743)
Total	$(2,983)	$(56,314)	$(9,594)	$170,093	$(31,852)	$69,350

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Research Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	UBS AG	Total
Assets:
OTC Total return swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Futures contracts§	—	—	—	—	—	—	780	—	—	780
Forward currency contracts#	—	11,003	—	—	46,834	32,772	—	—	—	90,609
Purchased options**#	—	—	—	15,159	—	—	—	—	23,672	38,831
Total Assets	$—	$11,003	$—	$15,159	$46,834	$32,772	$780	$—	$23,672	$130,220
Liabilities:
OTC Total return swap contracts*#	—	—	—	—	6,726	—	—	—	—	6,726
Futures contracts§	—	—	—	—	—	—	—	—	—	—
Forward currency contracts#	210,375	5,837	205,335	—	58,986	35,618	—	17,272	24,911	558,334
Written options#	—	—	—	8,601	—	—	—	—	15,818	24,419
Total Liabilities	$210,375	$5,837	$205,335	$8,601	$65,712	$35,618	$—	$17,272	$40,729	$589,479
Total Financial and Derivative
Net Assets	$(210,375)	$5,166	$(205,335)	$6,558	$(18,878)	$(2,846)	$780	$(17,272)	$(17,057)	$(459,259)
Total collateral received (pledged)†##	$(120,637)	$—	$(205,335)	$—	$(18,878)	$—	$—	$—	$—
Net amount	$(89,738)	$5,166	$—	$6,558	$—	$(2,846)	$780	$(17,272)	$(17,057)
Controlled collateral received (including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$(120,637)	$—	$(251,523)	$—	$(123,702)	$—	$—	$—	$—	$(495,862)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $125,637.

46 Research Fund	Research Fund 47

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

48 Research Fund

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Research Fund 49

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

50 Research Fund

Putnam’s commitment to confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Within the Putnam organization, your information is shared with those who need it to service your account or provide you with information about other Putnam products or services. Under certain circumstances, we must also share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. It is also our policy to share account information with your financial advisor, if you've provided us with information about your advisor and that person is listed on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Research Fund 51

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

52 Research Fund

This report is for the information of shareholders of Putnam Research Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA067 309782 3/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: March 28, 2018